UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 27, 2018

Date of report (Date of earliest event reported)

GENPREX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38244	90 - 0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1701 Trinity Street, Suite 3.322, Austin, TX		78712
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02: Unregistered Sales of Equity Securities.

1.	On April 1, 2018, we issued 33,422 shares of our common stock to a consultant in consideration of services provided by the consultant.

2.

On April 3, 2018, we issued warrants to purchase an aggregate of 38,400 shares of our common stock to the underwriter of the initial public offering of our common stock and to representatives of the underwriter. The warrants were issued pursuant to the Amended and Restated Underwriting Agreement dated March 28, 2018 by and between the underwriter and us.  The warrants have an exercise price of $6.25 per share, and are exercisable from September 30, 2018 until October 13, 2022.

3.

On May 9, 2018, as previously disclosed in our Current Report on Form 8-K filed on May 10, 2018, we issued an aggregate of 828,500 shares of our common stock (the “Shares”) and warrants to purchase up to 621,376 shares of our common stock with an initial exercise price equal to $15.62 per share (the “Warrants”), in a private placement (the “Private Placement”) in accordance with a securities purchase agreement (the “Purchase Agreement”) entered into with certain institutional and accredited investors (collectively, the “Purchasers”) on March 6, 2018.  On August 1, 2018, following the effectiveness of our Registration Statement on Form S-1 (File No. 333-225090) and pursuant to the terms of the Purchase Agreement and the Warrants, we issued to the Purchasers an aggregate of 1,174,440 additional shares of our common stock, and the Warrants became exercisable for a total of 2,283,740, with an exercise price equal to $4.25 per share.

4.

On May 23, 2018, we granted stock options under our 2018 Equity Incentive Plan to purchase up to an aggregate of 1,078,617 shares of our common stock to our employees, with an exercise price of $9.80 per share.

5.

On July 27, 2018, we issued to an entity affiliated with one of our stockholders a warrant to purchase 425,000 shares of our common stock. The warrant has an exercise price of $5.00 per share, and is exercisable from September 25, 2018 to July 27, 2023.

6.

On July 27, 2018, we issued to an entity affiliated with the same stockholder a warrant to purchase 144,351 shares of our common stock. The warrant has an exercise price of $5.00 per share, and is exercisable from September 25, 2018 to July 27, 2023.

7.

On July 27, 2018, we issued to an entity affiliated with another of our stockholders a warrant to purchase 225,000 shares of our common stock. The warrant has an exercise price of $5.00 per share, and is exercisable from September 25, 2018 to July 27, 2023.

Each of the offers, sales and issuances of the securities described above were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) (or Regulation D promulgated thereunder) in that the issuance of securities did not involve a public offering or in reliance on either Rule 701 in that the transactions were under compensatory benefit plans and contracts relating to compensation as provided under Rule 701 under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Warrant Agreement dated July 27, 2018, issued to Cancer Revolution LLC
4.2	Warrant Agreement dated July 27, 2018, issued to Inception Capital Management, LLC
4.3	Warrant Agreement dated July 27, 2018, issued to Cancer Biotech LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: August 6, 2018	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)